CERTIFICATE OF AMENDMENT OF
    THE CERTIFICATE OF DETERMINATION OF PREFERENCES OF
            THE 12% SERIES A SENIOR REDEEMABLE
             EXCHANGEABLE PREFERRED STOCK OF
                    R.H. PHILLIPS, INC.


John E. Giguiere and Lane C. Giguiere certify that:

1.   They are the President and Secretary, respectively, of R.H.
Phillips, Inc., a California corporation (the "Corporation").

2. Pursuant to the authority given under the Corporation's
Articles of Incorporation, the Board of Directors adopted a Certificate of Determination (the "Certificate of
Determination") for the 12% Series A Senior Redeemable
Preferred Stock of the Corporation (the "Series A Preferred
Stock").

3.   The Corporation has repurchased all shares of the Series A
Preferred Stock and, therefore, there are no shares of that series outstanding.

4. The Certificate of Determination prohibits the Corporation from issuing any additional shares of the Series A Preferred Stock after shares of that series have been reacquired by the Corporation. The Articles of Incorporation of the
Corporation allow the Board of Directors to decrease the number of shares of any series of Preferred Stock to a number not less than the number of shares of that series then outstanding.

5.   Therefore, by operation of Section 510(c) of the California
Corporations Code and pursuant to Section 401 (c) of the California Corporations Code, the Board of Directors duly approved the following resolution:


"RESOLVED, that the second paragraph of Section VII of the Certificate of Determination is hereby amended in its entirety as follows:

'The authorized number of shares of the Series A Senior Redeemable Exchangeable Preferred Stock (the "Series A Preferred Stock") shall be decreased to 0. All of the shares of the Series A Preferred Stock are returned to the status of authorized but undesignated shares of Preferred Stock of the Corporation.'"

6. Pursuant to Sections 401(f) and 510(c) of the California Corporations Code, the Series A Preferred Stock is no longer an authorized series of the Preferred Stock of the Corporation. All of such shares are returned to the status of authorized but undesignated shares of Preferred Stock of the Corporation.

7. The foregoing amendment to the Certificate of Determination has been duly approved by the Board of Directors alone in accordance with the California Corporations Code.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: June 19, 2000               //s//John E. Giguiere
      ------------------------    ---------------------------
                                  John E. Giguiere, President

                                  //s//Lane C. Giguiere
                                  ---------------------------
                                  Lane C. Giguiere, Secretary